            As filed with the Securities and Exchange Commission on May 9, 1997.


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                           MAY 8, 1997 (MAY 5, 1997)



                                 MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                   0-19312            22-2822175
(State of other jurisdiction        (Commission        (IRS Employer
       of incorporation)            File Number)     Identification No.)


             1545 ROUTE 22 EAST, ANNANDALE, NEW JERSEY  08801-0953
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (908) 713-6001


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

                                 MEDAREX, INC.
                                 -------------

                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K


Item 5.      Other Events............................................. 3

Item 7.      Financial Statements and Exhibits........................ 3

Signature    ......................................................... 4

          ITEM 5.   OTHER EVENTS.

          On May 5, 1997, Medarex, Inc., a New Jersey corporation ("Medarex"), Medarex Acquisition Corp., a California corporation and wholly-owned subsidiary of Medarex ("Merger Sub"), and GenPharm International, Inc. ("GenPharm"), a California corporation, entered into an Agreement and Plan of Reorganization pursuant to which (i) Merger Sub will be merged with and into GenPharm (the "Merger") and GenPharm will become a wholly-owned subsidiary of Medarex, and
(ii) the holders of the outstanding shares of GenPharm capital stock will be entitled to receive up to $65 million in shares of Medarex common stock, par value $.01 per share (the "Medarex Common Stock"). As part of the Merger, Medarex expects to receive cash of up to $33 million by the end of 1998 through a combination of GenPharm's cash on hand and certain patent license fees and related payments (the "Contingent Payments").

          Pursuant to the terms of the Merger, the holders of GenPharm capital stock will receive shares of Medarex Common Stock in a three-stage closing. Prior to December 31, 1997, Medarex will issue up to 3.5 million shares of Medarex Common Stock. These shares will be subject to contractual "lock-up" restrictions, on transfer. Additional shares will be issued by the end of 1998 representing the balance of the purchase price, but only if, and to the extent, that GenPharm has received the Contingent Payments. In the event any of the Contingent Payments have not been received by December 15, 1998, a final closing will occur not later than the earlier of (1) 30 days following the receipt of the last Contingent Payment and (2) December 31, 1999.

          The press release announcing the Merger is filed herewith as Exhibit 99.1.

          Consummation of the Merger is subject to the satisfaction of certain conditions, including approval of GenPharm's stockholders, registration under the Securities Act of 1933, as amended, of the shares of Medarex Common Stock to be issued in the Merger and listing of the shares of Medarex Common Stock on the Nasdaq National Market. It is expected that the consummation of the Merger will occur as soon as practicable after the satisfaction of all such conditions.

          This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent Medarex's projections, estimates, expectations or beliefs concerning among other things, financial items that relate to management's future plans or objectives or to Medarex's future economic and financial performance. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties regarding the completion of the acquisition, difficulties that may be encountered in integrating the businesses and technologies of Medarex and GenPharm following the Merger and other risks that may be detailed from time to time in Medarex's periodic reports and registration statements filed with the Securities and Exchange Commission.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number                          Description of Exhibit
-------                         ----------------------

2.1 Agreement and Plan of Reorganization among Medarex, Inc., Medarex Acquisition Corp. and GenPharm International, Inc. dated May 5, 1997, together with the exhibits thereto.

99.1           Press release dated May 6, 1997.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MEDAREX, INC.
                                      Registrant


Date:   May 9, 1997                  By:/s/Michael A. Appelbaum
                                        --------------------------------------
                                         Michael A. Appelbaum
                                         Senior Vice President - Finance
                                         and Administration, Secretary,
                                         Treasurer and Chief Financial
                                         Officer

                                 EXHIBIT INDEX
                                 -------------


 Exhibit                                                       Page
 Number                       Description                     Number
 -------                      -----------                     ------

   2.1     Agreement and Plan of Reorganization among
           Medarex, Inc., Medarex Acquisition Corp. and
           GenPharm International, Inc. dated May 5, 1997, together with the exhibits thereto.
  99.1     Press release dated May 6, 1997.